UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2008

H&Q HEALTHCARE INVESTORS

(Exact name of Registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

811-04889	04-6564285
(Commission File Number)	(I.R.S. Employer Identification No.)

2 Liberty Square, 9th Floor, Boston, MA 02109

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:  (617) 772-8500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

The Board of Trustees of the Registrant adopted Amended and Restated By-Laws effective as of July 17, 2008, as described in the press release published on July 18, 2008, which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated July 18, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&Q HEALTHCARE INVESTORS

Date: July 18, 2008	By: /s/ Daniel R. Omstead
Daniel R. Omstead
President